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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 3, 2004
                            -------------------------





                                  eSPEED, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                0-28191                13-4063515
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       (State or Other          (Commission on          (I.R.S. Employer
       Jurisdiction of           File Number)          Identification No.)
        Incorporation)


         135 East 57th Street, New York, New York                 10022
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         (Address of Principal Executive Offices)               (Zip Code)



                                 (212) 938-5000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
    -----------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
------------------------------------------------

On May 3, 2004, eSpeed, Inc. (the "Registrant") issued a press release announcing that Paul Saltzman has been named its Chief Operating Officer. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on 8-K dated May 3, 2004 to be signed on its behalf by the undersigned hereunto duly authorized.



                                               eSpeed, Inc.




     Date:  May 5, 2004                        By: /s/ Howard W. Lutnick
                                                   ---------------------------
                                                   Howard W. Lutnick
                                                   Chairman and Chief Executive
                                                   Officer






















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     EXHIBIT INDEX
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Exhibit
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99.1

      Press release of eSpeed, Inc. dated May 3, 2004 containing an announcement with respect to Paul Saltzman as Chief Operating Officer of eSpeed, Inc.